KLLM TRANSPORT SERVICES, INC.
                               135 Riverview Drive
                           Richland, Mississippi  39218


                              NOTICE OF ANNUAL MEETING
                   OF SHAREHOLDERS TO BE HELD APRIL 21, 1998

TO THE SHAREHOLDERS:

          Notice is hereby given that the Annual Meeting of Shareholders of KLLM Transport Services, Inc., will be held at the Company's headquarters, 135 Riverview Drive,
Richland, Mississippi, on Tuesday, April 21,
1998, at 10:00 a.m., Richland time, for the purpose of considering and acting upon the following matters:

          1. Election of seven directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified.

          2. Ratification of the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending January 1, 1999.

          3. Transaction of such other business as may properly come before the meeting or any adjournments thereof.

          The directors have fixed the close of business on March
10, 1998, as the record date for the determination of shareholders entitled to receive notice of and vote at the Annual Meeting.

          The directors sincerely desire your presence at the meeting. However, so that we may be sure your vote will be included, please sign and return the enclosed proxy promptly. A self-addressed, postage-paid return envelope is enclosed for your convenience.

                    By order of the Board of Directors.



                    s/James Leon Young
                      JAMES LEON YOUNG, Secretary

Date: March 20, 1998

SHAREHOLDERS ARE URGED TO VOTE BY DATING, SIGNING AND
RETURNING THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO
WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED
STATES.


                              SCHEDULE 14A
                 INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION

        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
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Check the appropriate box:
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                                          (as permitted by Rule
                                           14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12

                     KLLM TRANSPORT SERVICES, INC.
------------------------------------------------------------ --------------
                 (Name of Registrant as Specified in its Charter)


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(Name of Person(s) Filing Proxy Statement, if other than the
Registrant)

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     (1) Title of each class of securities to which
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                        KLLM TRANSPORT SERVICES, INC.
                            135 Riverview Drive
                         Richland, Mississippi  39218


                      PROXY STATEMENT FOR ANNUAL MEETING
                   OF SHAREHOLDERS TO BE HELD APRIL 21, 1998

           The following information is furnished in connection with the Annual Meeting of Shareholders of KLLM Transport Services, Inc. (the "Company") to be held on Tuesday, April 21, 1998, at 10:00 a.m., Richland time, at the Company's headquarters, 135 Riverview Drive, Richland, Mississippi. A copy of the Company's annual report to shareholders for the fiscal year ended January 2, 1998, accompanies this proxy statement. The annual report is not to be considered part of the proxy solicitation materials. Additional copies of the annual report, notice, proxy statement, and form of proxy may be obtained from the Company's Secretary, P. O. Box 6098, Jackson, Mississippi 39288.

           The enclosed proxy is solicited by the Board of Directors of the Company. The proxy may be revoked by a shareholder at any time before it is voted by filing with the Company's Secretary a written revocation or a duly executed proxy bearing a later date. The proxy may also be revoked by a shareholder attending the meeting, withdrawing the proxy, and voting in person.

           All expenses incurred in connection with the solicitation of proxies will be paid by the Company. In addition to the solicitation of proxies by mail, directors, officers, and regular employees of the Company may solicit proxies in person or by telephone. The Company will, upon request, reimburse banks, brokerage houses and other institutions, nominees, and fiduciaries for their expenses in forwarding proxy material to their principals.

           The approximate date of mailing this proxy statement and the enclosed form of proxy is March 20, 1998. Shareholders of record at the close of business on March 10, 1998, are eligible to vote at the Annual Meeting.
As of the record date, 4,373,115 shares of the Company's common stock were outstanding. Each is entitled to one vote on each issue to be considered at the Annual Meeting.

           Other than the election of directors, which requires a plurality of the votes cast, each matter to be submitted to the shareholders requires the affirmative vote of a majority of the votes cast at the meeting. For purposes of determining the number of votes cast with respect to a particular matter, only those cast "For" or "Against" are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting.

                        ELECTION OF DIRECTORS

           The Company's bylaws provide that the number of directors shall be fixed by resolution of the Board of Directors and that the number may not be less than three nor more than twelve. Pursuant to the bylaws, the Board of Directors has fixed the number of directors at seven. Unless otherwise specified, proxies will be voted FOR the election of the seven nominees named below to serve until the next annual meeting of shareholders and until their successors are elected and qualified. If, at the time of the meeting, any of the nominees named below is not available to serve as director (which is not anticipated), the proxies will be voted for the election of such other person or persons as the Board of Directors may designate. The directors recommend a vote FOR the seven nominees listed below. Nominees Benjamin C. Lee, Jr., James Leon Young, Walter P. Neely, Steven K. Bevilaqua, C. Tom Clowe, Jr., and Leland R. Speed are now directors of the Company.


Nominees for Director
---------------------
The table below sets forth certain information regarding the nominees for election to the Board of Directors:

Name and Position         Age       Principal Occupation,
                                    Business Experience
                                    for the Past Five Years and
                                    Tenure with the Company

Benjamin C. Lee, Jr.      70        Chairman of the Board of Directors
Director and Chairman               since February 14, 1996; Acting
Board of Directors                  Chief Executive Officer from November,
                                    1994 to April, 1995; Vice Chairman
                                    of the Board of Directors from 1986 to
                                    February 14, 1996; Executive Vice
                                    President from 1982 to 1986;
                                    Secretary from January, 1964 to May,
                                    1968 and from July, 1969 to January,
                                    1982; Treasurer from July, 1969
                                    to January, 1982.


James Leon Young          67        Attorney, Young, Williams, Henderson
Secretary & Director                & Fuselier, P.A., Jackson, Mississippi;
                                    Director since 1965; Secretary since 1982.

Walter P. Neely           52        Professor, Else School of Management,
Director                            Millsaps College, Jackson, Mississippi;
                                    Private consultant; Trustee, Performance
                                    Funds Trust, New York, New York, since
                                    June, 1992; Director since 1986.

Steven K. Bevilaqua       46        President, Chief Executive Officer and
President, Chief                    Director since April, 1995; President -
Executive Officer                   Eastern Region of J. B. Hunt Co. from
and  Director                       November, 1994 to March, 1995; Executive
                                    Vice President of Operations of J. B.
                                    Hunt Co. from February, 1992, to
                                    November, 1994; Senior Vice President
                                    of Sales and Marketing of J. B. Hunt Co.
                                    from September, 1990 to February, 1992.


C. Tom Clowe, Jr.         64        President and Chief Operating Officer,
Director                            Missouri Gas Energy, Division of Southern
                                    Union Corporation, from September, 1995
                                    to present; Chairman, President and Chief
                                    Executive Officer of Central Freight
                                    Lines, Inc., Waco, Texas, from June, 1993
                                    to April, 1995; Director since June, 1995.


Leland R. Speed          65         President and Director of Congress Street
Director                            Properties from February, 1984 to
                                    November, 1994; Chairman and Director of
                                    Delta Industries, Inc. from April,
                                    1979 to present; Trustee of EastGroup
                                    Properties, Inc. from 1978 to
                                    present; Chairman of EastGroup
                                    Properties, Inc. from April, 1993
                                    to present; Chief Executive Officer of
                                    EastGroup Properties, Inc. from April,
                                    1993 to September, 1997; Trustee of
                                    Eastover Corporation from 1975 to
                                    December, 1994; President of Eastover
                                    Corporation from 1978 to December, 1994;
                                    Chairman and Director of Eastover
                                    Realty Corp. from 1987 to December, 1994;
                                    President and Director of EB, Inc. from
                                    March, 1993 to April, 1996; Director of
                                    Farm Fish, Inc. from October, 1982 to
                                    present; Director of ChemFirst, Inc.
                                    from May, 1968 to present; President and
                                    Director of LNH REIT, Inc. from November,
                                    1991 to May, 1996; Trustee of First
                                    Continental Investors REIT from June,
                                    1987, to May, 1994; Director of
                                    Mississippi Valley Gas Co. from December,
                                    1984 to present; President, Chief
                                    Executive Officer and Director of
                                    Rockwood National Corp. from April,
                                    1983 to June, 1994; Chairman of Parkway
                                    Properties, Inc. from April, 1993 to
                                    present; Chief Executive Officer of
                                    Parkway Properties, Inc. from April,
                                    1993 to September, 1997; Director since
                                    May, 1995.


W. J. Liles, III        47          Employee of the Company since 1974;
Vice President                      Vice President-Sales and Marketing since
Sales and Marketing                 April, 1996; President-Rail Services from
                                    February, 1994 to April, 1996; Vice
                                    President-Sales and Marketing-West from
                                    1990 to 1994; Vice President-Marketing
                                    from October, 1986 to 1990;
                                    Marketing Director from 1983 to October,
                                    1986.


Stock Ownership
----------------
           The following table indicates the beneficial ownership as of March 10, 1998, unless otherwise indicated below, of the Company's common stock by each nominee and director, the CEO and the four most highly compensated executive officers other than the CEO, by each person known by the Company to be the beneficial owner of more than 5% of the Company's outstanding shares, and by all directors and executive officers of the Company as a group.


Name of Beneficial        Amount and Nature of Beneficial   Percent of Class
Owner                               Ownership

William J. Liles, Jr.            626,163  (1)(2)                  14.3%
Marital Trust

Benjamin C. Lee, Jr.             603,000  (2)(3)                  13.8%


James Leon Young                  11,667  (4)              Less than 1%

Walter P. Neely                    4,499  (5)              Less than 1%

Steven K. Bevilaqua              170,000  (6)                      3.7%

C. Tom Clowe, Jr.                  2,000                   Less than 1%

Leland R. Speed                    1,000                   Less than 1%

John J. Ritchie                   21,250  (7)              Less than 1%

William J. Liles, III            713,123  (8)                     16.2%

Wynne Liles Appleton             689,504  (9)                     15.8%

Nancy M. Sawyer                   70,600  (10)                     1.6%

Steven L. Dutro                   26,987  (11)             Less than 1%

Brinson Partners, Inc.           430,697  (12)                     9.9%

Brinson Holdings, Inc.           430,697  (12)                     9.9%

SBC Holding (USA), Inc.          430,697  (12)                     9.9%

Swiss Bank Corporation           430,697  (12)                     9.9%

Dimensional Fund Advisors, Inc.  304,198  (13)                     6.9%

Franklin Resources, Inc.         241,000  (14)                     5.5%

Charles B. Johnson               241,000  (14)                     5.5%

Rupert H. Johnson, Jr.           241,000  (14)                     5.5%

Franklin Advisory Services, Inc. 241,000  (14)                     5.5%

Officers & Directors,
  as a Group (10 persons)      1,624,126  (15)                     34.8%



          (1) Mr. William J. Liles, Jr. passed away on February 11, 1996.
          The current address for the Trust is 112 Meadowbrook North, Jackson, Mississippi 39211. William J. Liles, III and Wynne Liles Appleton are Co-Trustees of the Trust.

          (2) The Trust and Mr. Lee may be deemed to control the Company because of stock ownership and Mr. Lee's position with the Company.

          (3) The address of Mr. Lee is P. O. Box 6098, Jackson, Mississippi 39288.

          (4) 5,000 shares are jointly owned with Mr. Young's wife.

          (5) 2,499 shares are jointly owned with Dr. Neely's wife.

          (6) 120,000 shares are unissued but are subject to an option that is exercisable at any time prior to May 31, 2005. 50,000 shares are unissued but are subject to an obligation to purchase under the Amended and Restated 1996 Stock Purchase Plan on or before August
          7, 2001.

          (7) 1,250 shares are unissued but are subject to an option that is exercisable at any time prior to March 31, 2006. 20,000 shares are unissued but are subject to an obligation to purchase under the Amended and Restated 1996 Stock Purchase Plan on or before August 7, 2001.

          (8) 626,163 shares are owned by the William J. Liles, Jr. Marital Trust of which Mr. Liles is Co-Trustee. 54,237 shares are owned by the William J. Liles, Jr. Family Trust in which Mr. Liles has an indirect pecuniary interest. 824 shares are owned by Mr. Liles' wife. 3,590 shares are owned by trusts set up for the benefit of Mr. Liles' two sons of which Mr. Liles is the Trustee. 20,000 shares are unissued but are subject to an obligation to purchase under the Amended and Restated 1996 Stock Purchase Plan on or before August 7, 2001. 4,000 shares are unissued but are subject to an option that is exercisable at any time prior to February 9, 1999.

          (9) 54,237 shares are owned by the William J. Liles, Jr. Family Trust in which Ms. Appleton has an indirect pecuniary interest. 626,163 shares are owned by the William J. Liles, Jr. Marital Trust of which Ms. Appleton is Co-Trustee. 3,590 shares are owned by trusts set up for the benefit of Ms. Appleton's two daughters of which Ms. Appleton is the Trustee. 1,290 shares are owned by Ms. Appleton's husband.

          (10) 50,000 shares are unissued but are subject to an obligation to purchase under the Amended and Restated 1996 Stock Purchase Plan on or before August 7, 2001. 20,000 shares are owned jointly with her husband.

          (11) 3,820 shares are jointly owned with Mr. Dutro's wife. 3,167 shares are unissued but are subject to options that are exercisable at any time prior to March 19, 2002. 20,000 shares are unissued but are subject to an obligation to purchase under the Amended and Restated 1996 Stock Purchase Plan on or before August 7, 2001.

          (12) Ownership is as of December 31, 1997. Shared voting and shared dispositive power are claimed as to all shares. The address of Brinson Partners, Inc. is 209 South LaSalle, Chicago, Illinois 60604-1295. The address of Brinson Holdings, Inc. is 209 South LaSalle, Chicago, Illinois 60604-1295. The address of SBC Holding
          (USA), Inc. is 222 Broadway, New York, New York 10038. The address of Swiss Bank Corporation is Aeschenplatz, 6 CH-4002, Basel, Switzerland.

          (13) 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401. Ownership is as of December 31, 1997. Beneficial ownership of all shares is disclaimed. Sole voting power is claimed as to 212,599 shares and sole dispositive power is claimed as to all shares.

          (14) The address of Franklin Resources, Inc., Charles B. Johnson, and Rupert H. Johnson, Jr. is 777 Mariners Island Boulevard, San Mateo, California 94404. The address of Franklin Advisory Services, Inc.
          is One Parker Plaza, Sixteenth Floor, Ft. Lee, New Jersey 07024.
          Sole voting power and sole dispositive power are claimed by Franklin Advisory Services, Inc. as to all shares. Franklin Resources, Inc. is the parent holding company, Charles B. Johnson and Rupert H. Johnson, Jr. are principal shareholders of the parent holding company, and Franklin Advisory Services, Inc. is the investment advisor. Franklin Resources, Inc., Charles B. Johnson, Rupert H. Johnson, Jr. and Franklin Advisory Services, Inc.
          disclaim any economic interest or beneficial ownership in any of the shares. Ownership is as of December 31, 1997.

          (15) 128,417 shares are unissued but are subject to options exercisable at various times. 160,000 shares are unissued but are subject to obligations to purchase under the Amended and Restated 1996 Stock Purchase Plan on or before August 7, 2001.

Management
----------
           The executive officers of the Company are as follows:



                                            Principal Occupation and
Name, Position and Tenure                      Business Experience
with the Company                 Age           For the Past Five Years
__________________________       ___        _____________________________-

Benjamin C. Lee, Jr.             70         See table under Election of
Chairman of the Board of                    Directors.
Directors

Steven K. Bevilaqua                         See table under Election of
President and Chief              46         Directors.
Executive Officer

James Leon Young                 67         See table under Election of
Secretary and Director                      Directors.


Steven L. Dutro                  42         Employee of the Company since
Chief Financial Officer                     1986; Chief Financial Officer
                                            since March, 1998; Acting
                                            Chief Financial Officer from
                                            February, 1997 to February, 1998;
                                            Vice-President of Finance,
                                            Profitability and Planning from
                                            December, 1995 to February, 1997;
                                            Vice-President of Finance from
                                            1994 to 1995; Director of Finance
                                            from 1993 to 1994; Controller
                                            from 1986 to 1992.

Nancy M. Sawyer                  53         Employee of the Company and
President Vernon                            President of Vernon Sawyer
Sawyer Division                             operations since May, 1995; Vice
                                            President of Operations of Vernon
                                            Sawyer, Inc. from 1964 to April, 1995;
                                            Secretary-Treasurer of Vernon
                                            Sawyer, Inc. from 1986 to April,
                                            1995.



John J. Ritchie                  48         Employee of the Company and
Senior Vice President                       Senior Vice President-Sales and
Sales and Marketing                         Marketing since April, 1996; Vice
                                            President of Marketing
                                            of Central Transport from July,
                                            1995, to April, 1996; Vice
                                            President of Marketing of Dawes
                                            Transport from May, 1995 to July,
                                            1995; Vice President of Marketing
                                            of Overnite Transportation from
                                            January, 1989, to May, 1995.


The executive officers have no particular terms of office. They each serve at the discretion of the Board of Directors.

Certain Transactions
---------------------
           In the following three paragraphs, the "Company" includes the Company's subsidiaries.

           On January 1, 1978, the Company entered into a ground lease with Mr. Lee (principal shareholder and current Chairman of the Board of Directors) and Mr. Liles (now deceased), for part of the real property on which the Company's Richland, Mississippi, terminal and corporate headquarters are located. In 1986, this lease was renegotiated to include contiguous property acquired by Mr. Lee and Mr. Liles, with the lease term commencing January 31, 1986, and expiring January 31, 2006 ("the 1986 Lease"). The monthly rental payments for the term of the 1986 Lease are $3,000. In the opinion of the disinterested members of the Board of Directors, the rental payments under the lease were on terms no less favorable to the Company than those available from unrelated third parties. During the year ended January 2, 1998, total lease payments were $36,000.

           On December 31, 1991, Messrs. Liles and Lee granted the Company an option to purchase the land covered by the 1986 Lease for $390,257 when that lease expires in 2006. In the opinion of the disinterested members of the Board of Directors, the option to purchase the land covered by the 1986 Lease was on terms no less favorable to the Company that those available from unrelated third parties.

           James Leon Young, who is a director of the Company, is a shareholder and officer in the Jackson, Mississippi, law firm of Young, Williams, Henderson & Fuselier, P.A., general counsel to the Company. During the year ended January 2, 1998, the Company paid Young, Williams, Henderson & Fuselier, P.A., fees in payment of services rendered in connection with litigation, corporate and other matters. No retainer fees were paid. The total of all such fees did not exceed five percent of that firm's gross revenues for its last full fiscal year.

Committees and Meeting Data
---------------------------
           The standing Audit Committee of the Board of Directors consists of Dr. Neely (Chairman), Mr. Young and Mr. Speed. The Audit Committee recommends auditors for the Company, oversees the Company's accounting functions and is the Board's liaison with the Company's independent auditors. The Audit Committee met 3 times in the year ended January 2, 1998, and meets at least once annually to review the reports of the Company's independent auditors and to review the Company's internal accounting procedures.

           The Compensation Committee of the Board of Directors consists of Mr. Young, Mr. Speed and Mr. Clowe (Chairman). The Compensation Committee reviews the compensation for the officers of the Company. The Compensation Committee met 2 times in the year ended January 2, 1998.

           The Company does not have a nominating committee.

           During the year ended January 2, 1998, the Board of Directors met on 7 occasions. Each director attended 100% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which he served, except that Mr. Lee missed 1 Board of Directors meeting and Mr. Speed missed 1 Board of Directors meeting.

Executive Compensation
----------------------
           The following table summarizes the compensation paid by the Company and its subsidiaries to the Company's Chief Executive Officer and to the Company's four most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers at the end of the year ended January 2, 1998, for services rendered in all capacities to the Company and its subsidiaries during the fiscal years ended January 2, 1998, January 3, 1997, and December 29, 1995.


                          SUMMARY COMPENSATION TABLE

       ANNUAL COMPENSATION                      LONG TERM COMPENSATION
                                                        AWARDS
NAME AND
PRINCIPAL
POSITION      YEAR   SALARY   BONUS     OTHER   RES-    OPTIONS  LTIP   ALL
                      ($)     ($)       ANNUAL  TRICTED    (#)   PAY-  OTHER
                                       COMPEN   STOCK            OUTS  COMPEN
                                       SATION   AWARDS           ($)    ($)
                                        ($)      ($)

Steven K.
Bevilaqua
President
and CEO       1997  $225,000 $124,325    ---             5,757      $9,348(2)
              1996   225,000   33,817  $18,192 (1)          ---        6,348
              1995   168,750   50,000  117,188 (1)      150,000         ---

Benjamin C.
Lee, Jr.
Chairman of
the Board    1997   $139,000 $110,424                               $8,080(3)
             1996    117,000   ---                                    7,200
             1995    117,000   ---                                    5,160


John J. Ritchie
Senior Vice
President
Sales and
Marketing    1997  $150,000  $59,417                        308         ---
             1996   112,500    3,769                      5,000         ---
             1995     ---      ---                         ---          ---

Nancy M.
Sawyer
President
Vernon        1997  $110,000 $79,518                      5,875       $4,400 (4)
Sawyer        1996   106,667  71,890                       ---         4,267
Division      1995    66,667   ---                         ---          ---

Steven L.
Dutro
Chief
Financial
Officer       1997   $95,153 $54,362                        345       $3,806(4)
              1996    88,965   7,753                        ---        3,559
              1995    82,850    ---                         ---        3,314



      (1) Effective April, 1995, Mr. Bevilaqua assumed the position of
President and CEO. As an inducement to accept the position, in 1995, Mr. Bevilaqua was paid $75,000 relative to his relocation, plus reimbursement for projected income taxes associated therewith in the amount of $42,188 plus an additional $18,192 in 1996.

      (2) Comprised of $9,000 of matching contributions by the Company to Mr. Bevilaqua's 401(K) Retirement Plan Account and $348 in insurance premiums paid by the Company with respect to term life insurance for Mr. Bevilaqua's benefit.

      (3) Comprised of $5,560 of matching contributions by the Company to Mr. Lee's 401(K) Retirement Plan Account and $2,520 in insurance premiums paid by the Company with respect to term life insurance for Mr. Lee's benefit.

      (4)  Comprised of matching contributions by the Company to the officer's
401(K) Retirement Plan Account.

       The Company has no employment agreements with its executive officers, except for Mr. Bevilaqua, whose base salary is $225,000.00 annually.
Further, Mr. Bevilaqua has stock options as set forth in the tables below and receives the perquisites provided to all Company executives.

Director Compensation
---------------------
           Directors who are also full-time employees of the Company receive no additional compensation for their services as directors.  In 1997, Dr.
Neely, Mr. Young, Mr. Clowe and Mr. Speed received $12,500.00 for their services as directors, which included their services at all quarterly and special Board meetings.  The Company's standard arrangement is to pay directors who are not also full-time employees of the Company $750.00 for each committee meeting attended as members and $1,000.00 for each committee meeting attended as chairmen.  In 1997, Dr. Neely, Mr. Young, Mr. Speed and
Mr. Clowe received $3,000, $3,750, $3,750, and $2,000, respectively, for their services at committee meetings attended.

Compensation Committee Report on Executive Compensation
-------------------------------------------------------
           The Compensation Committee recommended increases in the salaries of some of the officers based on length of service, level of responsibility, and the particular performance of the officers in question.  The Committee determined that the salary of the President and Chief Executive Officer would remain the same.  The Compensation Committee provides incentives to executive officers through a bonus program which is linked to profit performance.  Salaries are based on: (a) comparable salaries for similar positions in the industry; and (b) a bi-annual survey of similarly sized companies with sources such as the National Association of
Finance Council, the Geographic Reference Report, and reports from the
American Trucking Association.  The Compensation Committee targets executive compensation at the middle point of compensation paid by comparable companies.

           There was no objection nor modification by the Board of Directors of the Committee's recommendations.

           James Leon Young,
           Leland R. Speed
           C. Tom Clowe, Jr., Chairman


Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------
           During the fiscal year ended January 2, 1998, the Compensation
Committee of the Board of Directors consisted of Mr. Clowe (Chairman),
Mr. Speed and Mr. Young.  Mr. Young is currently serving as Secretary and has served in such capacity since 1982. Additionally, Mr. Young is a shareholder and officer in the law firm of Young, Williams, Henderson &
Fuselier, P.A., which acts as general counsel to the Company.  During the year ended January 2, 1998, the Company paid Young, Williams, Henderson &
Fuselier, P.A. fees in payment of services rendered in connection with litigation, corporate and other matters.  No retainer fees were paid.  The total of all such fees did not exceed five percent of that firm's gross revenues for its last full fiscal year.

Stock Option Plan
-----------------
           The following table sets forth (a) all individual grants of Stock
Options made by the Company and its subsidiaries during the year ended
January 2, 1998, to each of the executive officers named in the Summary
Compensation Table above, (b) the ratio that the number of options granted to each individual bears to the total number of options granted to all employees of the Company and its subsidiaries, (c) the exercise price and expiration date of such options, and (d) estimated
potential realizable values with respect to each grant of options based on assumed appreciation rates of 5% (compounded annually) and 10% (compounded annually):





                               OPTIONS/SAR GRANTS
                      IN FISCAL YEAR ENDED JANUARY 2, 1998



          Individual                               Potential Realizable Value
           Grants                                  at Assumed Annual Rates
                                                   of Stock Price Appreciation
                                                   for Option Terms

Name           Options/SARs  % of Total  Exercise Expiration   5% ($)10% ($)
               Granted (#)   Options/SARs or Base  Date
                             Granted to   Price
                             Employees   ($/Share)
                             in Fiscal
                             Year
Steven K.
Bevilaqua
President
and CEO         5,757         27.9%       $11.75    6/30/2007 $37,294 $91,858

Benjamin C.
Lee, Jr.
Chairman of
the Board

John J. Ritchie
Senior Vice
President
Sales and
Marketing          308         1.5%        $11.75   6/30/2007  $1,995 $4,914

Nancy M. Sawyer
President
Vernon Sawyer
Division         5,875        28.5%        $11.75   6/30/2007 $38,059 $93,741

Steven L. Dutro
Chief Financial
Officer            345         1.7%        $11.75   6/30/2007  $2,235  $5,505


        The following table sets forth (a) the number of shares received and the aggregate dollar value realized in connection with each exercise of outstanding stock options during the year ended January 2, 1998, by each of the executive officers named in the Summary Compensation Table above; (b) the total number and value of all outstanding unexercised options (separately identifying exercisable and unexercisable options) held by such executive officers as of January 2, 1998; and (c) the aggregate dollar value of all such unexercised options that are in-the-money (i.e., when the fair market value of the common stock that is subject to the option exceeds the exercise price of the option):


                          AGGREGATED OPTION/SAR EXERCISES
                      IN FISCAL YEAR ENDED JANUARY 2, 1998
                   AND FISCAL YEAR-ENDED OPTION/SAR VALUES   (1)


Name            Shares Acquired  Value     Number of          Value of
                 on Exercise    Realized   Unexercised       Unexercised
                     (#)          ($)     Options/SARs      In-the-Money
                                          at FY-End (#)      Options/SARs
                                           Exercisable/     at FY-End ($)
                                          Unexercisable(2)   Exercisable/
                                                            Unexercisable

Steven K. Bevilaqua
President and CEO                            90,000             $0
                                             65,757             $0

Benjamin C. Lee, Jr.
Chairman of the Board                          0                $0
                                               0                $0

John J. Ritchie        1,250     $2,813        0                $0
Senior Vice President                         4,058             $7,808
Sales and Marketing

Nancy M. Sawyer
President
Vernon Sawyer                                   0                $0
Division                                       5,875             $5,875


Steven L. Dutro
Chief Financial
Officer                                        3,167              $0
                                                 345              $345


(1) Not included in this table are options granted pursuant to the Company's Employee Stock Purchase Plan which are made available to all employees on an equal basis. For a detailed discussion of the extent of the executive officers' participation in the plan, see the discussion under the heading "Employee Stock Purchase Plan".

(2) The number listed represents the number of shares of the Company's common stock subject to all of the options held by the named officer.

Employee Stock Purchase Plan ("ESPP")
-------------------------------------
           The Company has in place its Employee Stock Purchase Plan ("ESPP") pursuant to Section 423 of the Internal Revenue Code. The ESPP covers an aggregate of 133,333 shares of the Company's common stock. 70,288 shares are currently available for purchase under the ESPP. The purpose of the ESPP is to promote employee ownership in the Company. The Company believes that employees who participate in the ESPP will have a closer identification with the Company by virtue of their ability as stockholders to participate in the Company's growth and earnings. The ESPP is also designed to provide motivation for participating employees to remain in the employ of the Company and to give a greater effort on behalf of it.

           The Company's Board of Directors acts as Administrator of the ESPP. The Board does not receive any compensation from the ESPP. The Board of Directors may, in its sole discretion, amend or terminate the ESPP, except that a termination shall not affect any option granted under the ESPP and no amendment may be made to the ESPP without approval of the stockholders if the amendment would require the sale of more than 133,333 shares under the ESPP. Unless earlier terminated, the ESPP will terminate when all 133,333 shares reserved for the ESPP are sold.

           The ESPP permits eligible employees to purchase common stock in cash or through payroll deductions that cannot exceed 20% of the employee's regular base salary. Participants may purchase between 10 and 300 shares each year pursuant to the ESPP, and if the number of shares subscribed for exceeds the number of shares available in the ESPP, the purchase will be made pro rata. There are restrictions on purchase of shares by owners of five percent of the voting stock of the Company and holders of options to purchase stock of the Company outside the ESPP. The purchase price for the stock is not less than 85% of its fair market value at the beginning of the offering period and is set by the Board of Directors or a committee thereof.

Employees of the Company on October 1 of the year in which an offering is made who are customarily employed by the Company for at least 20 hours per week on a regular basis are eligible to participate in the ESPP.

       During 1997, the following executive officers listed in the Summary Compensation Table participated in the ESPP and purchased shares in the following amounts: Ms. Sawyer - 300.

           During 1997, 26 employees purchased 3,276 shares at $11.50 per share. 55 employees currently have outstanding subscriptions to purchase 5,227 shares at $12.375 per share.

Performance Graph
-----------------
           The following line graph compares cumulative five-year shareholder returns (1) among the Company's Common Stock, the University of Chicago's Center for Research in Securities Prices ("CRSP") Total Return Index for
The NASDAQ Stock Market, and the CRSP NASDAQ Trucking & Transportation
Stocks Index:

                                Total Return For The Year



Index               1992    1993    1994    1995    1996    1997

NASDAQ
COMPOSITE (US
ONLY)              100.0   114.8   112.2   158.7    195.2   239.5

NASDAQ TRUCKING
& TRANSPORTATION   100.0   121.5   110.2   128.5    141.8   181.7

KLLM TRANSPORT
SERVICES, INC.     100.0    70.4    72.5    51.9     46.3    63.0

(1) Assumes $100 invested on December 31, 1992, and reinvestment of all dividends.


Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------
           Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company.  Such persons are also required to furnish the Company with copies of all forms they file under this regulation.  To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, for the fiscal year ended January 2, 1998, all Section 16(a) filing requirements applicable to its directors and executive officers were complied with, except that Form 3s for the Estate of William J. Liles, Jr. and Mrs. William J. Liles, Jr. were filed late, the Form 3 holdings for Ms. Irene C. Howard, Mr. Larry C. Simpson, Mr.
Vincent A. Schott, Mr. James M. Richards, Jr. and Mr. Daniel M. Thomas,
Jr. were reported on Form 5, and a Form 4 transaction
for Mr. John J. Ritchie was reported on Form 5.



             RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    The Board of Directors, upon recommendation of the Audit Committee, has appointed Ernst & Young LLP independent public accountants, to act as auditors for the fiscal year ending January 1, 1999. Ernst & Young LLP have audited the accounts of the Company since 1986. Representatives of Ernst &
Young LLP are expected to be present at the annual meeting and will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. Neither Ernst & Young LLP nor any of its partners has any direct or indirect financial interest in the Company.

                            SHAREHOLDER PROPOSALS

    Shareholder proposals must be received by the Company no later than November 1, 1998, to be included in the Company's proxy materials for the 1999 Annual Meeting. Shareholder proposals should be addressed to: KLLM
Transport Services, Inc., Post Office Box 6098, Jackson, Mississippi 39288,
Attention Secretary. No shareholder proposals were received for inclusion in the proxy materials for the 1998 meeting.

                               OTHER MATTERS

           The Board of Directors is not aware of any other matters which may come before the meeting. However, if any other matters are properly brought before the meeting, the proxies named in the enclosed proxy will vote in accordance with their best judgment on such matters.




                       KLLM TRANSPORT SERVICES, INC.

     THIS PROXY IS BEING SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS.

          The undersigned hereby appoints Benjamin C. Lee, Jr., and Steven K.
Bevilaqua, or either of them, as proxies with the power to appoint their substitutes and hereby authorizes them to represent and vote, as designated below, all the shares of Common Stock of KLLM Transport Services, Inc. (the
"Company"), held of record by the undersigned on March 10, 1998, at the Annual Meeting of Stockholders of KLLM Transport Services, Inc., to be held on Tuesday, April 21, 1998, and at any adjournments thereof, with all powers the undersigned would possess if personally present.

1.   Election of Directors.  (Check only one box below.  TO WITHHOLD
AUTHORITY FOR ANY INDIVIDUAL NOMINEE, STRIKE THROUGH THE NAME OF THE NOMINEE.)


          -- To vote for all the nominees listed below:

             Steven K. Bevilaqua; C. Tom Clowe, Jr.; Benjamin C. Lee, Jr.;
             William J. Liles, III; Walter P. Neely;
             Leland R. Speed; James Leon Young

                    or

           -- To withhold authority to vote for all nominees listed above.

2. Ratification of the selection of Ernst & Young LLP as the Company's independent auditors (check only one box below).

            -- FOR          --  AGAINST     --  ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments thereof.
If a nominee for director is unable to serve or, for good cause, will not serve as director, the proxies may vote for any person for director in their discretion.

      When properly executed, this proxy will be voted in the manner directed. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION
OF ALL NOMINEES LISTED AND FOR THE PROPOSALS SOLICITED. The undersigned hereby revokes any proxy heretofore given by the undersigned to vote at the Annual Meeting. This proxy may be revoked prior to its exercise, either in person or in writing.


                              _________________________________________
                                          Signature           (Seal)
                              _________________________________________
                              Signature if held jointly          (Seal)
                              ____________________________________, 1998
                                          (Date)

                1.  Sign your name exactly as it appears on the label.
                2. When signing as attorney, executor, administrator, trustee, or guardian, please state full title as such.
                3. If a corporation, please sign in full corporate name by president or other authorized officer.
                4. If a partnership, please sign in partnership name by authorized person.
                5. When shares are held jointly, both stockholders must sign this proxy.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED
POSTAGE-PAID ENVELOPE.

